UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________________________
FORM 8-K
____________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
May 17, 2020
____________________________________________________________________________
A10 NETWORKS, INC.
(Exact name of registrant as specified in its charter)
____________________________________________________________________________

Delaware	001-36343	20-1446869
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2300 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)
(408) 325-8668
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value	ATEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On May 17, 2020, A10 Networks, Inc., a Delaware corporation (the “Company”) entered into a Common Stock Repurchase and Option Exchange Agreement (the “Agreement”) with Lee Chen, the Company’s founder and its former President and Chief Executive Officer. Pursuant to the Agreement, the Company purchased 2,200,000 shares of the Company’s common stock from Mr. Chen at $6.00 per share, or an aggregate purchase price of $13,200,000.00 (the “Repurchase”) and cancelled Mr. Chen’s outstanding option to purchase 282,500 shares of the Company’s common stock at $5.52 per share under the 2014 Equity Incentive Plan in exchange for a cash payment of $135,600.00, subject to applicable tax withholding. The amount of the option cancellation payment was calculated using a per share price of $6.00. The closing price of the Company’s Common Stock on the last trading day before entering into the Agreement was $6.55 per share. The Agreement also provides that Mr. Chen will not sell or transfer any of the Company’s securities for a period of 90 days, and will vote his shares in a manner consistent with the recommendations of the Company’s Board of Directors for a period of 180 days, with certain limitations on matters in which members of the Board may have an interest. Following the Repurchase, Mr. Chen holds approximately 9.9% of the outstanding common stock of the Company.
The foregoing description of the Agreement is qualified in its entirety by reference to the full text of the Agreement which is attached hereto and filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description
10.1	Common Stock Repurchase and Option Exchange Agreement, dated as of May 17, 2020, between A10 Networks, Inc. and Lee Chen.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 18, 2020
A10 NETWORKS, INC.
By: /s/ Robert Cochran
Robert Cochran
Executive Vice President, Legal and Corporate
Collaboration and Secretary